Exhibit 99.2

News Release	News Release

MAGNUM HUNTER ANNOUNCES PROPOSED OFFERING OF

COMMON STOCK

SIGNIFICANT EXPANSION OF CAPITAL BUDGET FOR 2012 IN OIL PLAYS

PRODUCTION EXIT RATE GUIDANCE FOR 2012 RAISED TO 18,000 BOEPD

FOR IMMEDIATE RELEASE — Houston — (Market Wire) — May     , 2012 — Magnum Hunter Resources Corporation (NYSE: MHR, NYSE Amex: MHR-PrC and MHR-PrD) (“Magnum Hunter” or the “Company”) announced today that, subject to market conditions, it is commencing an offering of 35,000,000 shares of its common stock (the “Offering”) in an underwritten public offering. Magnum Hunter expects to grant the underwriters a 30-day over allotment option to purchase up to an additional 5,250,000 shares of Magnum Hunter’s common stock.

Magnum Hunter anticipates using the net proceeds from the Offering (i) to finance a portion of the proposed $311 million previously announced acquisition of oil properties in the Williston Basin (the “Baytex Acquisition”) and (ii) for general corporate purposes which may include future redemption of a portion or all of the Company’s outstanding Series C Preferred Stock.

Upon completion of the Offering, the Company will have enhanced liquidity and intends to increase its 2012 upstream capital budget to $325 million from its original preliminary upstream budget of $150 million. Approximately 92% of the revised capital budget will be dedicated to the Company’s oil plays (the Eagle Ford Shale and the Williston Basin) with the remainder dedicated to the Company’s existing liquids rich Marcellus and Utica Shale properties. The revised upstream budget will be allocated to the various divisions as further detailed below. Upon completion of the Baytex Acquisition and the expansion of the capital budget program, the Company is now projecting to exit 2012 with a daily production rate of 18,000 boe of which approximately 65% of such volumes being oil/liquids.

Revised 2012 Upstream Capital Budget

Appalachia $25 MM

8%

Eagle Ford $130 MM	40%	52%	Williston Basin $170 MM

Management Comments

Mr. Gary C. Evans, Chairman and Chief Executive Officer of Magnum Hunter, commented, “The success our management team has been able to achieve over the past three years in our unconventional resource plays has given us the confidence to “move up our game” by significantly increasing our drill bit activity levels. This is being accomplished by completing the “bolt on” Williston Basin acquisition announced several weeks ago ($311 million) and significantly increasing our capital budget program in the oil regions where we have been very active. To properly fund these increased activities, we have, among other initiatives, launched the Offering today. The additional liquidity provided by this capital raising event will provide further growth opportunities for the future. Additionally, based upon current production levels and pending property transactions, we once again have the confidence to increase our 2012 production exit rate guidance to 18,000 BOE per day.”

Offering

In connection with the Offering, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., BMO Capital Markets Corp., UBS Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. are acting as joint book-running managers. Copies of the preliminary prospectus supplement and the accompanying prospectus may be obtained by contacting: Credit Suisse Securities (USA) LLC, Prospectus Department, One Madison Avenue, New York, NY 10010, 1-800-221-1037.

The Offering is being made pursuant to an effective shelf registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). A prospectus supplement and accompanying prospectus describing the terms of the Offering have been filed with the SEC and are available on its website at http://www.sec.gov.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy the common stock of Magnum Hunter, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

The Company has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the Company and this Offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.

Forward-Looking Statements

The statements and information contained in this press release that are not statements of historical fact, including any estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, referred to as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act. These forward-looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities and our midstream activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. In addition, with respect to any pending acquisitions described herein, forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transactions; the ability to complete the proposed transactions considering the various closing conditions; the benefits of such transactions and their impact on the Company’s business; and any statements of assumptions underlying any of the foregoing. In addition, if and when any proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology.

These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among others, the following: adverse economic conditions in the United States, Canada and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques; the effects of increased federal and state regulation, including regulation of the environmental aspects, of hydraulic fracturing; the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; regulatory, environmental and land management issues, and demand for gas gathering services, relating to our midstream operations; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.

These factors are in addition to the risks described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s 2011 annual report on Form 10-K filed with the Securities and Exchange Commission, which we refer to as the SEC, on February 29, 2012. Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. You are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this document. Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We urge readers to review and consider disclosures we make in our reports that discuss factors germane to our business. See in particular our reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the SEC. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Magnum Hunter Contact:	Gabe Scott
Vice President — Capital Markets and Corporate Development
ir@magnumhunterresources.com
(832) 203-4539